                                                                    EXHIBIT 99.d

                           FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                             CRICO OF REGENCY WOODS
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

                   CRICO of Regency Woods Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME
       TAX BASIS                                               5


     STATEMENT OF PROFIT AND LOSS - INCOME
       TAX BASIS                                               6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX
       BASIS                                                   8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                9


     NOTES TO FINANCIAL STATEMENTS                            10


SUPPLEMENTAL INFORMATION


INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION      19


     PRO FORMA STATEMENT OF REVENUE AND EXPENSES              20


     SCHEDULES TO SUPPORT PRO FORMA STATEMENT OF
       REVENUE AND EXPENSES (UNAUDITED)                       22

            [LETTERHEAD OF REZNICK FEDDER & SILVERMAN APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Regency Woods
  Limited Partnership


     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Regency Woods Limited Partnership as of December 31, 1995, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the period March 1, 1995 (inception) through December 31, 1995. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Regency Woods Limited Partnership as of December 31, 1995, and its profit and loss, changes in partners' deficit and cash flows for the period March 1, 1995 (inception) through December 31, 1995, on the basis of accounting described in note A.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership is in default of its mortgage loan agreement. In addition, the partnership has entered into a merger agreement which could significantly impact the partnership. These uncertainties raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                      /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 29, 1996

                   CRICO of Regency Woods Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1995

                                     ASSETS

                 INVESTMENT IN REAL ESTATE
  Building                                                     $6,938,948
  Personal property                                               109,485
                                                               ----------
                                                                7,048,433
  Less accumulated depreciation                                   224,401
                                                               ----------

                                                                6,824,032
  Land                                                            602,392
                                                               ----------

                                                                7,426,424


  Tenants' security deposits, separately
    held in an interest bearing account                            46,527
  Cash and investments held
    by bond services                                              115,876
  Deposit                                                             250
                                                               ----------

                                                                7,589,077


OTHER ASSETS
  Cash                                                $15,237
  Accounts receivable -
    tenants                                             4,944
  Prepaid insurance                                    13,563      33,744
                                                      -------  ----------

                                                               $7,622,821
                                                               ==========


                                  LIABILITIES

  LIABILITIES APPLICABLE TO REAL
ESTATE
  Mortgages payable                                   $7,559,604
  Accrued interest payable                               270,051
                                                      ----------

                                                       7,829,655

  Tenants' security deposit
    liability                                             42,969
  Accrued mortgage servicing
    fee                                                   35,433
  Accrued real estate tax
    payable                                              105,628
                                                      ----------

                                                       8,013,685

OTHER LIABILITY
  Accounts payable                                        21,937
                                                      ----------

          Total liabilities                            8,035,622

PARTNERS' DEFICIT                                       (412,801)
                                                      ----------

                                                      $7,622,821
                                                      ==========

                       See notes to financial statements


STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing

                                                                Federal Housing Commissioner
                                                                OMB Approval No. 2502-0052(Exp. 8/31/92
-----------------------------------------------------------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering, and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems,
U.S. Department of Housing and Urban Development. Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork
Reduction Project (2502-0052), Washington, D.C. 20503.  Do not send this completed form to either of these addresses.
-----------------------------------------------------------------------------------------------------------------------------------
        For Month/Period                             Project Number:    Project Name:
        Beginning: 3/1/95       Ending: 12/31/95                         CRICO of Regency Woods Limited Parternship
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                          Account No.  Amount
--------------------------------------------------------------------------------------------------------------
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120        $ 1,037,584
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121        $
                                                                       -------        -----------
          Furniture and Equipment                                         5130        $    1,536
                                                                       -------        -----------
          Stores and Commercial                                           5140
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170        $    25,022
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180
                                                                       -------        -----------
          Miscellaneous (Specify) Storage                                 5190        $       360
                                                                       -------        -----------
          Total Rent Revenue   Potential at 100% Occupancy                                         $1,064,502
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220        $(   45,059)
                                                                       -------        -----------
          Furniture and Equipment                                         5230
                                                                       -------        -----------
          Stores and Commercial                                           5240
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5290
                                                                       -------        -----------
          Total Vacancies                                                                          $  (45,059)
                                                                       -------        -----------  ----------
          Net Rental Revenue  Rent Revenue Less Vacancies                                          $1,019,443
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                        5300
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410
                                                                       -------       ____________

          Income from Investments - Residual Receipts                     5430
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440        $     1,389
                                                                       -------        -----------
          Income from Investments - Escrows                               5490        $     1,633
                                                                       -------        -----------
          Total Financial Revenue                                                                  $    3,022
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910              7,782
                                                                       -------        -----------
          NSF and Late Charges                                            5920              1,111
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940              2,200
                                                                       -------        -----------
          Other Revenue (Specify) (See Note D)                            5990             19,300
                                                                       -------        -----------
          Total Other Revenue                                                                      $   30,393
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $1,052,858
                                                                       -------        -----------  ----------
        Administrative Expenses - 6200/6300
          Advertising                                                     6210        $     1,510
                                                                       -------        -----------
          Other Renting Expense (See Note E)                              6250        $    20,530
                                                                       -------        -----------
          Office Salaries                                                 6310        $    10,656
                                                                       -------        -----------
          Office Supplies                                                 6311        $     6,155
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312        $       460
                                                                       -------        -----------
          Management Fee                                                  6320        $    40,509
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330        $    28,264
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331        $    10,073
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340        $       164
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350        $     2,500
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351
                                                                       -------        -----------
          Telephone and Answering Services                                6360        $     9,074
                                                                       -------        -----------
          Bad Debts                                                       6370        $     8,011
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (See Note F)              6390        $     7,778
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  145,684
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420
                                                                       -------        -----------
          Electricity                                                     6450        $    16,741
                                                                       -------        -----------
          Water                                                           6451        $    23,116
                                                                       -------        -----------
          Gas                                                             6452        $    11,282
                                                                       -------        -----------
          Sewer                                                           6453        $    24,769
                                                                       -------        -----------
          Total Utilities Expense                                                                  $   75,908
                                                                       -------        -----------  ----------

* All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down.

                                  Page 1 of 2             Form HUD-92410 (7/91)

        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510     $     6,320
                                                                     ---------  ------------

          Janitor and Cleaning Supplies                                 6515    $      1,241
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517    $     16,397
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519    $      1,792
                                                                     ---------  ------------
          Exterminating Supplies                                        6520
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525    $     10,563
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530
                                                                     ---------  ------------
          Grounds Payroll                                               6535
                                                                     ---------  ------------
          Grounds Supplies                                              6536    $      4,596
                                                                     ---------  ------------
          Grounds Contract                                              6537    $     10,056
                                                                     ---------  ------------
          Repairs Payroll                                               6540    $     38,870
                                                                     ---------  ------------
          Repairs Material                                              6541    $     38,734
                                                                     ---------  ------------
          Repairs Contract                                              6542    $     14,506
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545
                                                                     ---------  ------------
          Heating/Cooling Repairs and Maintenance                       6546    $     11,766
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547    $      3,760
                                                                     ---------  ------------
          Snow Removal                                                  6548    $      2,837
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560
                                                                     ---------  ------------
          Decorating Supplies                                           6561    $     18,467
                                                                     ---------  ------------
          Other - Uniforms                                              6570    $      1,511
                                                                     ---------  ------------
          Miscellaneous Operating and Maintenance Expense               6590    $       913
                                                                     ---------  ------------
          Total Operating and Maintenance Expenses                                             $  182,329
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes - Including tax appeal fee - $11,053        6710    $    185,572
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711    $     15,977
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720    $     13,810
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721
                                                                     ---------  ------------
          Workmen's Compensation                                        6722    $      2,243
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723    $      2,587
                                                                     ---------  ------------
          Other Insurance (Specify)                                     6729
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  220,189
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820     $   577,878
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850     $    39,370
                                                                     ---------  ------------
          Miscellaneous Financial Expenses                              6890
                                                                     ---------  ------------
          Total Financial Expenses                                                               $617,248
                                                                     ---------  ------------   ----------

        Elderly and Congregate Service Expenses - 6900
          Total Service Expenses - Schedule Attached                    6900
                                                                     ---------  ------------   ----------
          Total Cost of Operations Before Depreciation                                         $1,241,368
                                                                     ---------  ------------   ----------
          Profit (Loss) Before Depreciation                                                    $ (188,500)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (Specify)                         6600                   $  224,401
                                                                     ---------  ------------   ----------
          Operating Profit or (Loss)                                                           $(412,901)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190
                                                                     ---------  ------------
          Amortization                                                  7190
                                                                     ---------  ------------
          Total Corporate Expenses
                                                                     ---------  ------------   ----------
        Net Profit or (Loss)                                                                   $ (412,901)
                                                                     ---------  ------------   ----------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012;31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6500, 6729, 6890 and 7120) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
--------------------------------------------------------------------------------

Part II
1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.
                                                               $   N/A

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived.
                                                               $    N/A

3. Replacement or Painting Reserve releases which are included as expense items on the Profit and Loss Statement.
                                                               $    N/A

4. Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss Statement.
                                                                $    N/A

                                  Page 2 of 2               Form HUD - 92410

                       See notes to financial statements

                  CRICO of Regency Woods Limited Partnership

                      STATEMENT OF PARTNERS' DEFICIT -
                               INCOME TAX BASIS

                    For the period March 1, 1995 (inception)
                           through December 31, 1995



Capital contribution                                            $     100

Net loss                                                         (412,901)
                                                                ---------

Partners' deficit, end                                          $(412,801)
                                                                =========



                       See notes to financial statements

                   CRICO of Regency Woods Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                    For the period March 1, 1995 (inception)
                           through December 31, 1995


                     Cash flows from operating activities
  Net loss                                                 $(412,901)
  Adjustments to reconcile net loss to net
  cash used in operating activities
    Depreciation                                             224,401
    Tenants' security deposits - net                          (4,158)
    Decrease in cash and investments held by
      bond services                                           46,479
    Increase in accounts receivable - tenants                 (2,369)
    Decrease in accrued real estate tax payable              (41,314)
    Increase in prepaid expenses                              (4,274)
    Increase in accrued interest payable                     148,563
    Increase in accrued mortgage servicing fee                31,496
    Increase in accounts payable                              10,866
                                                           ---------

        Net cash used in operating activities                 (3,211)
                                                           ---------

Cash flows from investing activities
  Acquisition of net assets                                   25,000
  Increase in investment in real estate                      (25,607)
  Decrease in cash and investments held by
    bond services                                             18,955
                                                           ---------

        Net cash provided by investing activities             18,348
                                                           ---------

Cash flows from financing activities
  Capital contributions received                                 100
                                                           ---------

        Net cash provided by financing activities                100
                                                           ---------

        NET INCREASE IN CASH                                  15,237

Cash, beginning                                                    -
                                                           ---------

Cash, end                                                  $  15,237
                                                           =========

Supplemental disclosure of cash flow information
  Cash paid during the period March 1, 1995 (inception)
  through December 31, 1995 for interest                   $ 429,315
                                                           =========

  Detail of increase in investment in real estate paid
    Carpet                                                 $  25,607
                                                           =========

                                  (continued)

                   CRICO of Regency Woods Limited Partnership

                  STATEMENT OF CASH FLOWS - INCOME TAX BASIS -
                                   CONTINUED

                    For the period March 1, 1995 (inception)
                           through December 31, 1995


Significant noncash investing and financing activity

On March 1, 1995, the partnership acquired a 200 unit rental housing project and assumed the related liabilities. The following is a summary of the cash and noncash activity of the transaction.


Acquisition of

    Account receivable - tenants               $    2,575
    Tenants' security deposits                     39,411
    Prepaid insurance                               9,289
    Deposit                                           250
    Land and building                           7,624,449
    Cash and investments held by bond
      services                                    181,310
                                               ----------

                                                7,857,284
                                               ----------

  Assumption of
    Mortgages payable                           7,559,604
    Accrued interest payable                      121,488
    Accrued real estate tax payable               146,942
    Accounts payable                               10,302
    Accrued mortgage servicing fee                  3,937
    Tenants' security deposit liability            40,011
                                               ----------

                                                7,882,284
                                               ----------

          Net cash                             $   25,000
                                               ==========

                   CRICO of Regency Woods Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Iowa on January 27, 1995 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 200 units located in West Des Moines, Iowa and operates under the name of Regency Woods Apartments.

Income Tax Basis of Accounting
------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when received, as opposed to when earned as required by generally accepted accounting principles.

Investment in Real Estate and Depreciation
------------------------------------------

Investment in real estate is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

Income Taxes
------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

                   CRICO of Regency Woods Limited Partnership

                               December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

Rental Income
-------------

Rental income is recognized as rentals become due. Rents received in advance are recognized as income when received. All leases between the partnership and the tenants of the property are operating leases.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming the partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The partnership's lender, Capital Realty Investors Tax Exempt Fund III Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark III Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. ("CAPREIT"), who is the general partner of Watermark III Partners, L.P., may therefore pursue one of the following scenarios:

 .    The current partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT.

     or

 .    The current partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place.

     or

                   CRICO of Regency Woods Limited Partnership

                               December 31, 1995

NOTE B - GOING CONCERN (Continued)

  . The current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

Consequently, there is substantial doubt about the partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the partnership be unable to continue as a going concern.

NOTE C - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of Regency Woods, Inc., a Maryland corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project.

Cash and Investments Held by Bond Servicer
------------------------------------------

Mortgage Escrow
---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage, Inc. (the servicer). The servicer is a related party to the general partner of the partnership. Effective July 1, 1995, CRIIMI Mae Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the partnership's general partner. The owners of CRI, Inc. are the shareholders of the partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae Inc., a publicly held corporation).

Reserve for Replacements
------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the services. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $35,000 per year. The servicer waived the deposit requirement for 1995.

                   CRICO of Regency Woods Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Cash and Investments Held by Bond Servicer (Continued)
------------------------------------------

At December 31, 1995, cash and investments held by the bond services consisted of the following:


                            Mortgage      Reserve      Letter
                             escrow         for         of
                            deposits   replacements    credit      Total
                           ----------  -------------  ---------  ----------
    Balance upon
      acquisition          $ 105,273        $58,203   $ 17,834   $ 181,310

    Deposits                 196,900              -          -     196,900
    Interest income            1,633          1,389          -       3,022

    Withdrawals:
      Taxes                 (215,833)             -          -    (215,833)
      Tax appeal fee         (11,053)             -          -     (11,053)
      Insurance              (18,084)             -          -     (18,084)
      Other withdrawals          (42)        (2,510)   (17,834)    (20,386)
                           ---------        -------              ---------

    Balance at December
      31, 1995             $  58,794        $57,082   $      -   $ 115,876
                           =========        =======   ========   =========

Mortgage Payable
----------------

The first and second mortgages are payable to Capital Realty Investors III Tax Exempt Fund (CRITEF III), a related party, in the combined amount of $7,559,604 which have been funded partially through the issuance of tax-exempt bonds by the State of Iowa ($5,900,000) and partially through a working capital loan from CRITEF III ($1,659,604). The mortgages are secured by first and second deeds of trust against the rental property and an assignment of rents. The maturity date of both mortgages is February 1, 2000. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

The first and second mortgage notes provide for base interest payable at the rate of 8.8% and 10.05%, respectively, per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 2.25% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.95% per annum, out of 55% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership. As of

                   CRICO of Regency Woods Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable (Continued)
----------------

December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, accrued base interest was $89,885 on the first mortgage and $180,166 on the second mortgage for a total of $270,051. Interest accrues on the unpaid base interest at a compounded rate of 8.8% on the first mortgage only.

During the period March 1, 1995 through December 31, 1995, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $3,847, primary contingent interest of $110,625 and supplemental contingent interest of $243,375. At December 31, 1995, interest accrued on the unpaid base interest of $3,847, and primary and supplemental contingent interest of $1,238,321 has not been recorded. Total interest incurred on the mortgage for the period March 1, 1995 through December 31, 1995 is as follows:


                                             Currently
                                  Deferred    payable     Total
                                 ----------  ----------  --------

  Base interest                  $        -  $ 577,878   $577,878
  Interest on interest                3,847          -      3,847
  Primary contingent
    interest                        110,625          -    110,625
  Supplemental contingent
    interest                        243,375          -    243,375
                                 ----------  ---------   --------

  Total interest incurred           357,847    577,878   $935,725
                                                         ========

  Accrued interest, beginning       884,321    121,488
  Interest paid                           -   (429,315)
                                 ----------

  Accrued interest, ended        $1,242,168  $ 270,051
                                 ==========  =========


                   CRICO of Regency Woods Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable (Continued)
----------------

Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

The partnership is required to pay the services a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, the amount payable to CRI, Inc. and CRIIMI Mae Services Limited Partnership is $11,811 and $23,622, respectively. During the period March 1, 1995 through December 31, 1995, $39,370 was charged to operations.

NOTE D - MISCELLANEOUS OTHER REVENUE (ACCOUNT NO. 5990)

  Miscellaneous other revenue consists of the following:


          Insurance proceeds     $3,182
          Application fees        2,625
          Bad debt recovery         335
          Pet fee                 7,831
          Miscellaneous           5,327
                                -------
                                $19,300
                                =======


                   CRICO of Regency Woods Limited Partnership

                               December 31, 1995


NOTE E - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

  Other renting expenses consists of the following:


          Rental concessions     $16,415
          Resident retention       3,239
          Credit report check        876
                                 -------

                                 $20,530
                                 =======


NOTE F - MISCELLANEOUS ADMINISTRATIVE EXPENSES (ACCOUNT NO. 6390)

Miscellaneous administrative expenses consists of the following:

          Employee relations              $3,183
          Computer charges                 3,297
          Miscellaneous administration     1,298
                                          ------

                                          $7,778
                                          ======



NOTE G - MANAGEMENT AGREEMENT

The property is managed by Jerry A. Gaddis Residential Corporation pursuant to a management agreement renewable annually. Management fees are equal to 4.0% of rental income collected. Effective March 1, 1995, the property management responsibilities were assigned from Jerry A. Gaddis to CAPREIT Residential Corporation. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with Jerry A. Gaddis. For the period March 1, 1995 through December 31, 1995, $40,509 has been charged to operations.

                            SUPPLEMENTAL INFORMATION

                     [LETTERHEAD REZNICK FEDDER & SILVERMAN]

            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION



To the Partners
CRICO of Regency Woods Limited Partnership


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                          /s/ Resnick Fedder & Silverman

Bethesda, Maryland
January 29, 1996

                   CRICO of Regency Woods Limited Partnership

                  PRO FORMA STATEMENT OF REVENUE AND EXPENSES

                          Year ended December 31, 1995

                                                      CRICO of
                                          Regency      Regency
                                           Woods        Woods
                                          Limited      Limited
                                        Partnership  Partnership
                                          1/1/95 -     3/1/95 -   Pro forma
                                           2/28/95     12/31/95     Total
                                         ---------   ----------   ----------
                                        (Unaudited)               (Unaudited)

Rental income - 5100
 Apartments                              $ 166,593   $1,037,584   $1,204,177
 Garage and parking spaces                       -       25,022       25,022
 Furniture and equipment                         -        1,536        1,536
 Storage                                         -          360          360
                                         ---------   ----------   ----------
                                           166,593    1,064,502    1,231,095
Vacancies - 5200
 Apartments                                      -      (45,059)     (45,059)
                                         ---------   ----------   ----------

Net rental revenue                         166,593    1,019,443    1,186,036
                                         ---------   ----------   ----------

Financial revenue - 5400
 Income from investments                     1,386        3,022        4,408
                                         ---------   ----------   ----------

Other revenue - 5900
 Laundry and vending                         1,544        7,782        9,326
 NSF and late charges                            -        1,111        1,111
 Forfeited security deposits                     -        2,200        2,200
 Other revenue                                   -       19,300       19,300
                                         ---------   ----------   ----------

Total other revenue                          1,544       30,393       31,937
                                         ---------   ----------   ----------

Total revenue                              169,523    1,052,858    1,222,381
                                         ---------   ----------   ----------

Administrative expenses - 6200/6300
 Advertising                                   880        1,510        2,390
 Other renting expenses                          -       20,530       20,530
 Office salaries                             4,531       10,656       15,187
 Office supplies                             2,548        6,155        8,703
 Office or model
  apartment rent                                 -          460          460
 Management fee                                  -       40,509       40,509
 Manager salary                                  -       28,264       28,264
 Management - rent free unit                     -       10,073       10,073
 Legal expenses                              5,794          164        5,958
 Audit fees                                  3,250        2,500        5,750
 Bad debts/recovery                          4,801        8,011       12,812
 Telephone and answering
  services                                   1,145        9,074       10,219
 Miscellaneous administrative                7,199        7,778       14,977
                                         ---------   ----------   ----------

Total administrative expenses               30,148      145,684      175,832
                                         ---------   ----------   ----------

Utilities expense - 6400
 Electricity                                 8,622       16,741       25,363
 Water                                       7,598       23,116       30,714
 Gas                                         3,739       11,282       15,021
 Sewer                                           -       24,769       24,769
                                         ---------   ----------   ----------

Total utilities expense                     19,959       75,908       95,867
                                         ---------   ----------   ----------

                   CRICO of Regency Woods Limited Partnership

                          Year ended December 31, 1995

                                                         CRICO of
                                           Regency       Regency
                                            Woods         Woods
                                           Limited       Limited
                                         Partnership   Partnership
                                            1/1/95 -      3/1/95 -   Pro forma
                                             2/28/95      12/31/95     Total
                                           ---------    ----------   ----------
                                         (Unaudited)                 (Unaudited)

Operating and maintenance
expenses - 6500
  Janitor and cleaning salaries                4,383         6,320       10,703
  Janitor and cleaning supplies                2,104         1,241        3,345
  Janitor and cleaning contract                    -        16,397       16,397
  Exterminating contract                         343         1,792        2,135
  Garbage and trash removal                    1,697        10,563       12,260
  Heating/cooling repairs                          -        11,766       11,766
  Grounds supply                                   -         4,596        4,596
  Grounds contract                                42        10,056       10,098
  Repairs payroll                              4,126        38,870       42,996
  Repairs material                             5,112        38,734       43,846
  Repairs contract                                 -        14,506       14,506
  Swimming pool maintenance                        -         3,760        3,760
  Snow removal                                 1,146         2,837        3,983
  Decorating payroll/contract                      -        18,467       18,467
  Other - uniforms                                 -         1,511        1,511
  Miscellaneous operating
    and maintenance                                -           913          913
                                           ---------    ----------   ----------

Total operating and
  maintenance expenses                        18,953       182,329      201,282
                                           ---------    ----------   ----------

Taxes and insurance - 6700
  Real estate tax expense                     36,736       185,572      222,308
  Payroll taxes                                  960        15,977       16,937
  Property and liability
    insurance                                  2,654        13,810       16,464
  Workmen's compensation                           -         2,243        2,243
  Health insurance and other benefits              -         2,587        2,587
                                           ---------    ----------   ----------

Total taxes and insurance                     40,350       220,189      260,539
                                           ---------    ----------   ----------

Financial expenses - 6800
  Interest on mortgage payable               115,575       577,878      693,453
  Mortgage servicing fee                           -        39,370       39,370
  Miscellaneous financial
    expenses                                   7,874             -        7,874
                                           ---------    ----------   ----------

Total financial expenses                     123,449       617,248      740,697
                                           ---------    ----------   ----------

Total cost of operations
  before depreciation                        232,859     1,241,358    1,474,217

Loss before depreciation                     (63,336)     (188,500)    (251,836)

Depreciation and amortization                 40,758       224,401      265,159
                                           ---------    ----------   ----------

OPERATING LOSS                             $(104,094)   $ (412,901)  $ (516,995)
                                           =========    ==========   ==========

                   CRICO of Regency Woods Limited Partnership

                         SCHEDULES TO SUPPORT PRO FORMA
                       STATEMENT OF REVENUE AND EXPENSES
                                  (UNAUDITED)

                          Year ended December 31, 1995




                                             1/1/95 -   3/1/95 -
                                              2/28/95   12/31/95
                                            ---------  ---------

Other revenue consists of the following:

     Application fees                       $       -  $   2,625
     Recovery of bad debts                          -        335
     Pet fee                                        -      7,831
     Insurance proceeds                             -      3,182
     Miscellaneous                                  -      5,327
                                            ---------  ---------

                                            $       -  $  19,300
                                            =========  =========

Other renting expenses consists of
  the following:

     Rent concessions                       $       -  $  16,415
     Resident retention                             -      3,239
     Credit reports                                 -        876
                                            ---------  ---------

                                            $       -  $  20,530
                                            =========  =========


Miscellaneous administrative expenses
  consists of the following:

     Inspection fee                         $   2,100  $       -
     Employee relations                             -      3,183
     Computer charges                               -      3,297
     Miscellaneous                              5,099      1,298
                                            ---------  ---------

                                            $   7,199  $   7,778
                                            =========  =========